UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2023

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on April 3, 2023, Ovintiv Inc., a Delaware corporation (NYSE: OVV), and Ovintiv USA Inc., Ovintiv Inc’s wholly owned subsidiary (collectively the “Company” or “Ovintiv”), entered into a definitive securities purchase agreement with Black Swan Oil & Gas, LLC, PetroLegacy II Holdings, LLC, Piedra Energy III Holdings, LLC and Piedra Energy IV Holdings, LLC (“Sellers”), which are portfolio companies of funds managed by EnCap Investments L.P. (“EnCap”), for the purchase of certain producing oil and gas properties, undeveloped acreage and associated water infrastructure assets in the Midland Basin (collectively, the “Permian Acquisition”).

This Current Report on Form 8-K is being filed to disclose the financial statements and other information set forth in Item 9.01(a) and Item 9.01(b) hereto.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The audited annual combined financial statements of PetroLegacy Energy II, LLC and Certain Interests of Peacemaker Royalties, LP, which comprise the combined balance sheets as of December 31, 2022 and 2021, and the related combined statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The audited annual financial statements of PearlSnap Midstream, LLC, which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

The audited annual consolidated financial statements of Piedra Energy III, LLC and Subsidiary, which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are filed as Exhibit 99.3 and 99.4 hereto and incorporated by reference herein.

The audited annual financial statements of Piedra Energy IV, LLC, which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.6 and 99.7 hereto and incorporated by reference herein.

The audited annual combined financial statements of Black Swan Permian, LLC and Black Swan Operating, LLC (the “Black Swan Subject Companies”), which comprise the combined balance sheets as of December 31, 2022 and 2021, and the related combined statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements, are filed as Exhibit 99.9 hereto and incorporated by reference herein.

The audited annual statements of revenues and direct operating expenses of Certain Interests in 1025 Investments, LLC to be acquired by Ovintiv USA Inc., which comprise the statements of revenues and direct operating expenses for the years ended December 31, 2022 and 2021, and the related notes, are filed as Exhibit 99.10 hereto and incorporated by reference herein.

The unaudited quarterly condensed financial statements of PetroLegacy Energy II, LLC, which comprise the condensed balance sheet as of March 31, 2023, and the related condensed statements of operations, changes in members’ equity, and cash flows for the three-months ended March 31, 2023 and 2022, and the related notes to the condensed financial statements, are filed as Exhibit 99.11 hereto and incorporated by reference herein.

The unaudited quarterly condensed financial statements of PearlSnap Midstream, LLC, which comprise the condensed balance sheet as of March 31, 2023, and the related condensed statements of operations, changes in members’ equity, and cash flows for the three-months ended March 31, 2023 and 2022, and the related notes to the condensed financial statements, are filed as Exhibit 99.12 hereto and incorporated by reference herein.

The unaudited quarterly consolidated financial statements of Piedra Energy III, LLC, and Subsidiary which comprise the consolidated balance sheet as of March 31, 2023, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the three-months ended March 31, 2023 and 2022, and the related notes to the consolidated financial statements, are filed as Exhibit 99.13 hereto and incorporated by reference herein.

The unaudited quarterly financial statements of Piedra Energy IV, LLC, which comprise the balance sheet as of March 31, 2023, and the related statements of operations, changes in members’ equity, and cash flows for the three-months ended March 31, 2023 and 2022, and the related notes to the financial statements, are filed as Exhibit 99.14 hereto and incorporated by reference herein.

The unaudited quarterly combined financial statements of Black Swan Subject Companies, which comprise the combined balance sheet as of March 31, 2023, and the related combined statements of operations, members’ equity, and cash flows for the three-months ended March 31, 2023 and 2022, and the related notes to the combined financial statements, are filed as Exhibit 99.15 hereto and incorporated by reference herein.

The unaudited quarterly statements of revenues and direct operating expenses of Certain Interests in 1025 Investments, LLC to be acquired by Ovintiv USA Inc., which comprise the statements of revenues and direct operating expenses for the three-months ended March 31, 2023 and 2022, and the related notes to the statements, are filed as Exhibit 99.16 hereto and incorporated by reference herein.

(b) Preliminary Pro forma financial information.

The preliminary unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of March 31, 2023, the related statements of earnings for the year ended December 31, 2022 and three-month period ended March 31, 2023, and the related notes to the pro forma condensed combined financial information, is filed as Exhibit 99.17 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP (independent auditors of PetroLegacy Energy II, LLC and Certain Interests of Peacemaker Royalties, LP)

23.2	Consent of PricewaterhouseCoopers LLP (independent auditors of PearlSnap Midstream, LLC)

23.3	Consent of Weaver and Tidwell, LLP (independent auditors of Piedra Energy III, LLC and Piedra Energy IV, LLC)

23.4	Consent of Moss Adams LLP (independent auditors of Black Swan Subject Companies and Certain Interests in 1025 Investments, LLC)

23.5	Consent of LaRoche Petroleum Consultants, Ltd. (independent qualified reserve engineers of Black Swan Permian, LLC and Certain Interests in 1025 Investments, LLC)

23.6	Consent of Cawley, Gillespie & Associates, Inc. (independent qualified reserve engineers of PetroLegacy Energy II, LLC)

23.7	Consent of Russell K. Hall and Associates, Inc. (independent qualified reserve engineers of Piedra Energy III, LLC and Piedra Energy IV, LLC)

99.1	Audited combined financial statements of PetroLegacy Energy II, LLC and Certain Interests of Peacemaker Royalties, LP as of and for the years ended December 31, 2022 and 2021, and the notes related thereto.

99.2	Audited financial statements of PearlSnap Midstream, LLC as of and for the years ended December 31, 2022 and 2021, and the notes related thereto.

99.3	Audited consolidated financial statements of Piedra Energy III, LLC and Subsidiary as of and for the year ended December 31, 2022, and the notes related thereto.

99.4	Audited consolidated financial statements of Piedra Energy III, LLC and Subsidiary as of and for the year ended December 31, 2021, and the notes related thereto.

99.5	Unaudited Supplemental Oil and Gas Information of Piedra Energy III, LLC for the years ended December 31, 2022 and 2021.

99.6	Audited financial statements of Piedra Energy IV, LLC as of and for the year ended December 31, 2022, and the notes related thereto.

99.7	Audited financial statements of Piedra Energy IV, LLC as of and for the year ended December 31, 2021, and the notes related thereto.

99.8	Unaudited Supplemental Oil and Gas Information of Piedra Energy IV, LLC for the years ended December 31, 2022 and 2021.

99.9	Audited combined financial statements of the Black Swan Subject Companies as of December 31, 2022 and 2021, and for the years then ended and the notes related thereto.

99.10	Audited statements of revenues and direct operating expenses of Certain Interests in 1025 Investments, LLC to be acquired by Ovintiv USA Inc. for the years ended December 31, 2022 and 2021, and the notes related thereto.

99.11	Unaudited condensed financial statements of PetroLegacy Energy II, LLC as of March 31, 2023 and for the three months then ended March 31, 2023 and 2022, and the notes related thereto.

99.12	Unaudited condensed financial statements of PearlSnap Midstream, LLC as of March 31, 2023 and for the three months then ended March 31, 2023 and 2022, and the notes related thereto.

99.13	Unaudited consolidated financial statements of Piedra Energy III, LLC and Subsidiary as of March 31, 2023 and for the three months then ended March 31, 2023 and 2022, and the notes related thereto.

99.14	Unaudited financial statements of Piedra Energy IV, LLC as of March 31, 2023 and for the three months then ended March 31, 2023 and 2022, and the notes related thereto.

99.15	Unaudited combined financial statements of the Black Swan Subject Companies as of March 31, 2023 and for the three months then ended March 31, 2023 and 2022, and the notes related thereto.

99.16	Unaudited statements of revenues and direct operating expenses of Certain Interests in 1025 Investments, LLC to be acquired by Ovintiv USA Inc. for the three months ended March 31, 2023 and 2022, and the notes related thereto.

99.17	Preliminary unaudited pro forma condensed combined balance sheet of Ovintiv and subsidiaries as of March 31, 2023 and unaudited pro forma condensed combined statements of earnings of Ovintiv and subsidiaries for the three months ended March 31, 2023 and the year ended December 31, 2022, and the notes related thereto.

99.18	Reserves report summary of Cawley, Gillespie & Associates, Inc. with respect to PetroLegacy Energy II, LLC and Certain Interests of Peacemaker Royalties, LP as of December 31, 2022.

99.19	Reserves report summary of Russell K. Hall and Associates, Inc. with respect to Piedra Energy III, LLC as of December 31, 2022.

99.20	Reserves report summary of Russell K. Hall and Associates, Inc. with respect to Piedra Energy IV, LLC as of December 31, 2022.

99.21	Reserves report summary of LaRoche Petroleum Consultants, Ltd. with respect to the combined Black Swan Permian, LLC and Certain Interests in 1025 Investments, LLC as of December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023	OVINTIV INC. (Registrant)

/s/ Corey D. Code
	Name:	Corey D. Code
	Title:	Executive Vice-President & Chief Financial Officer